Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Thomas Group, Inc. Application for Listing on NASDAQ Capital
Market Approved Effective December 11, 2009

IRVING, TEXAS — December 10, 2009—Thomas Group, Inc. (NasdaqGM:TGIS), a global consulting firm, announced today that its application to transfer the listing of its common stock from the Nasdaq Global Market to the Nasdaq Capital Market has been approved by Nasdaq.  The transfer will be effective with the opening of Nasdaq’s market on Friday, December 11, 2009.  The Company’s common stock will continue to trade under the symbol “TGIS.”

The Nasdaq Capital Market is a continuous trading market that operates in substantially the same manner as the Nasdaq Global Market. All companies listed on the Nasdaq Capital Market must meet certain financial requirements and adhere to Nasdaq’s corporate governance standards.  The Company elected to transfer the listing of its common stock to the Nasdaq Capital Market because it no longer met certain listing requirements of the NASDAQ Global Market.  The Company believes it is in compliance with all applicable criteria for continued listing on the Nasdaq Capital Market, except for the $1.00 per share minimum bid price requirement set forth in Listing Rule 5550(a)(2). Taking into account the applicable grace period, the Company has until March 15, 2010 to meet this requirement.

About Thomas Group

Thomas Group, Inc. (NasdaqGM:TGIS) is an operations management consulting firm that creates value for clients by delivering results, using experienced professionals and proven methods, to produce superior operational and financial performance. Thomas Group’s unique brand of process improvement and performance management services enable businesses to enhance operations, improve productivity and quality, reduce costs, generate cash and drive higher profitability. Known for Breakthrough Process Performance, Thomas Group creates and implements customized improvement strategies for sustained performance improvements in all facets of the enterprise in both industry and government. In industry it focuses on Aerospace and Defense, Automotive, Consumer and Retail Products, Distribution, Financial Services, Healthcare and Life Sciences, Manufacturing, Private Equity Owned Companies, Technology, and Transportation and Logistics. Thomas Group has offices in Dallas and Detroit. For more information, please visit www.thomasgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act

Any statements in this release that are not strictly historical statements, including statements about our beliefs and expectations, are “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including general economic and business conditions that may impact clients and the Company’s revenues, timing and awarding of customer contracts, revenue recognition, competition and cost factors as well as other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2008. These forward-looking statements may be identified by words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “could,” “should,” “may,” “would,” “continue,” “forecast,” and other similar expressions. These forward-looking statements speak only as of the date of this release. Except as required by law, the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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Media Contact

Frank Tilley

Thomas Group, Inc.

ftilley@thomasgroup.com

972.869-3400

http://www.thomasgroup.com